                                                                     EXHIBIT 3.5

                               ARTICLES OF MERGER


     THESE ARTICLES OF MERGER, dated this 28 day of January, 1980, pursuant to
                                          --        -------  ----
Section 3-109 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended (hereinafter referred to as the "Code"), are entered into by and between the corporations named in Article SECOND below, which are referred to herein collectively as the Constituent Corporations.

     FIRST: The Constituent Corporations have agreed to merge, and the terms and conditions of said merger, the mode of carrying the same into effect and the manner and basis of converting or exchanging the shares of issued stock of each of the Constituent Corporations into different stock or other consideration pursuant to Section 3-103 of the Code, and the manner of dealing with any issued stock of the Constituent Corporations not to be so converted or exchanged, are and shall be as set forth herein.

     SECOND: The parties to these Articles of Merger are T.J.B., Inc., a Maryland Corporation, (hereinafter referred to as "T.J.B., Inc."), and Lanham Carpets, Inc., a Maryland corporation, (hereinafter referred to as "Lanham Carpets, Inc.").

     THIRD: T.J.B., Inc. shall be the successor corporation (hereinafter sometimes referred to as "Successor").

     FOURTH: The principal office of T.J.B., Inc. in the State of Maryland is 7430 Annapolis Road, Landover Hills located in Prince Georges County. The principal office of Lanham Carpets, Inc. in the State of Maryland is 7430 Annapolis Road, Landover Hills , located in Prince Georges County. Neither of the Constituent Corporations owns property in any county in Maryland, the title to which could be affected by the recording of an instrument among the land records.

     FIFTH:  The board of directors of Lanham Carpets, Inc., on January 28,
                                                                -----------
1980, by majority vote of the entire Board of Directors, duly adopted a resolution, declaring that a merger substantially upon the terms and conditions set forth in these Articles of Merger was advised, authorized and approved and directing their submission to a special meeting of stockholders held on January
                                                                        -------
28, 1980.  A notice stating that a purpose of the said meeting of stockholders
--------
would be to take action upon these Articles of Merger was mailed to each stockholder on January 10, 1980, a date at least ten days in advance of the said
               ----------------
meeting of stockholders. The Articles of Merger were duly submitted to and approved by the affirmative vote to two-thirds of all of the votes entitled to be cast thereon at the said meeting of stockholders, as required by the Charter of Lanham Carpets, Inc. and the laws of the State of Maryland.

     SIXTH:  The board of directors of T.J.B., Inc., on January 28, 1980, by
                                                        ----------------
majority vote of the entire Board of Directors, duly adopted a resolution declaring that a merger substantially upon the terms and conditions set forth in these Articles of Merger was advised, authorized and approved and directing their submission to a special meeting of stockholders held on January 28, 1980. A notice stating that a purpose of the
                     ----------------
said meeting of stockholders would be to take action upon these Articles of Merger was mailed to each stockholder on January 10, 1980, a date at least ten
                                         ----------------
in advance of the said meeting of stockholders. The Articles of Merger were duly submitted to and approved by the affirmative vote of two-thirds of all of the votes entitled to be cast thereon at the said meeting of stockholders, as required by the Charter of T.J.B., Inc and the laws of the State of Maryland.

     SEVENTH: The Articles of Incorporation of the Successor are hereby amended to be as set forth in Exhibit A hereto and as amended, all of the terms and provisions thereof are hereby incorporated in these Articles and made a part hereof with the same force and effect as if herein set forth in full; and, from and after the Effective Date, as hereinafter defined, and until said Exhibit A, separate and apart from these Articles shall be, and may be separately certified as the Articles of Incorporation, as amended, of the Successor.

     EIGHTH: Lanham Carpets, Inc. has authority to issue shares of one class of stock, namely one hundred (100) shares of Common Stock without par value (the "Lanham Carpets, Inc. Common Stock").

     NINTH: T.J.B., Inc. has authority to issue shares of one class of stock, namely one thousand (1,000) shares of Common Stock without par value (the "T.J.B., Inc. Common Stock").

     TENTH: The manner and basis of converting or exchanging the issued stock of each of the Constituent Corporation into different stock or other consideration and the treatment of any issued stock of the Constituent Corporations not to be so converted or exchanged on the Effective Date shall be as follows:

          (a) Each share of Lanham Carpets, Inc. Common Stock, if any, which remains unissued on the Effective Date of this merger shall be canceled.

          (b) Each share of T.J.B., Inc. Common Stock which is issued and outstanding on the Effective Date shall remain issued and outstanding as one share of T.J.B., Inc. Common Stock.

          (c) Each share of Lanham Carpets, Inc. Common Stock which is issued and outstanding on the Effective Date shall be converted or exchanged by Successor into one hundred percent (100%) of one share of T.J.B., Inc. Common Stock.

          (d) No scrip or fractional share certificates of T.J.B., Inc. shall be issued as a result of the merger transaction described hereinabove, but in lieu of each fractional interest, a Lanham Carpets, Inc. stockholder entitled to a fractional share equal to one-half or more of one share of T.J.B., Inc. Common Stock shall receive a full share of T.J.B., Inc. Common Stock and one-half of any fractional share equal to less than one share of T.J.B., Inc. Common Stock shall be eliminated.

          (e) After the merger transaction described above shall become effective, except as otherwise provided by the Code with respect to dissenting stockholders, each holder of an outstanding certificate or certificates theretofore representing Lanham Carpets, Inc. Common Stock shall surrender the same to Successor and each such holder thereupon shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of T.J.B., Inc. Common Stock into which the Lanham Carpets, Inc., Common Stock represented by the certificate or certificates so surrendered shall have been converted or exchanged by the provisions hereof.

          Until such surrender, Lanham Carpets, Inc- Common Stock shall be deemed for all corporate purposes, other than the payment of dividends, to evidence ownership of the number of full shares of T.J.B., Inc. Common Stock to be delivered with respect to such shares of such capital stock. Unless and until any such outstanding certificates shall be so surrendered, no dividend payable to the holders of record of T.J.B., Inc. Common Stock as of any date subsequent to the Effective Date shall be paid to the holders of such outstanding certificates, but upon surrender of any such certificates or certificates, there shall be paid to the record holder of the certificate or certificates of T.J.B., Inc. Common Stock delivered with respect to the shares represented by the surrendered certificate or certificates, without interest, the amount of such dividends which shall have theretofore become payable to then with respect to such shares of T.J.B., Inc. Common Stock.

          If any holder of an outstanding certificate or certificates representing Lanham Carpets, Inc. Common Stock shall deliver to Successor such affidavits, indemnity agreements or surety bonds as T.J.B., Inc. shall reasonably require in conformity with its customary procedure with respect to lost stock certificates of T.J.B., Inc., Successor shall treat such delivery as surrender of any lost or misplaced or destroyed certificate or certificates representing Lanham Carpets, Inc. Common Stock.

     ELEVENTH:  Upon the Effective Date:

          (a) the assets and liabilities of Lanham Carpets, Inc. shall be taken up on the books of the Successor at the amount at which they shall at that time be carried on the books of Lanham Carpets, Inc., subject to such adjustment, if any, as may be necessary to conform to the Successor's accounting procedures, and

          (b) all of the rights, privileges, immunities, powers, purposes, and franchises of Lanham Carpets, Inc. and all property, real, personal and mixed, and all debts due to Lanham Carpets, Inc. on whichever account shall be vested in the

     Successor, and all property rights, privileges, immunities, powers, purposes and franchises, and all and every other interest shall be thereafter as effectually the property of the Successor as they were of Lanham Carpets, Inc., and all debts, liabilities, obligations and duties of Lanham Carpets, Inc. shall thenceforth attach to the Successor and may be enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it.

          The Constituent Corporations, by mutual consent of their respective Board of Directors, may amend, modify and supplement these Articles of Merger in such manner as may be agreed upon by them in writing at any time before of after approval or adoption thereof the stockholders of any of the Constituent Corporations or all of them; provided, however, that no such amendment, modification or supplement shall affect the rights of the stockholders of any of the Constituent Corporations in a manner which is materially adverse to such stockholders in the judgement of their respective Board of Directors.

          The merger proved for by these Articles of Merger shall for internal use become effective February 1, 1980, and the separate existence of Lanham Carpets, Inc., except insofar as continued by statute, shall cease on the date that these Articles of Merger, duly advised, approved, signed, acknowledged, sealed and verified by Lanham Carpets, Inc. and Successor as required by the laws of the State of Maryland, are filed for record with the State Department of Assessments and Taxation of Maryland, as required by the laws of the State of Maryland, or on the date specified by the parties hereto as provided by the laws of the State of Maryland, whichever is later.

     IN WITNESS WHEREOF, LANHAM CARPETS, INC. AND T.J.B., INC. the corporations parties to the merger, have caused these Articles of Merger to be signed in their respective corporate names and on their behalf by the respective Presidents and witnessed or attested by their respective Secretaries as of the 28th day of January, 1980.

ATTEST:                                 Lanham Carpets, Inc.

/s/ JoAnn Teitelbaum                        /s/ Warren Teitelbaum
_______________________________         By: _______________________________


ATTEST:                                 T.J.B., Inc.

/s/ JoAnn Teitelbaum                        /s/ Warren Teitelbaum
_______________________________         By: _______________________________

     THE UNDERSIGNED, President of Lanham Carpets, Inc., who executed on behalf of said corporation the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Merger, to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.
                                     /s/ Warren Teitelbaum
                                     __________________________________________


     THE UNDERSIGNED, President of T.J.B., Inc., who executed on behalf of said corporation the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                     /s/ Warren Teitelbaum
                                     __________________________________________

                           ARTICLES OF INCORPORATION
EXHIBIT A                           OF
---------
                                 T. J. B., INC.


approved and received for record by the State Department of Assessments and Taxation of Maryland October 10, 1978 at 8:30 o'clock A.M. as in conformity with law and ordered recorded.

                             ____________________

     Recorded in Liber 2428, folio 00040, one of the Charter Records of the State Department of Assessments and Taxation of Maryland.

                             ____________________

Bonus tax paid $20.00 Recording fee paid $20.00 Special Fee paid $______________________

                             ____________________


To the clerk of Circuit Court of [_________________________].

     IT IS HEREBY CERTIFIED, that the within instrument, together with all indorsements thereto, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

     AS WITNESS my hand and seal of the said Department at Baltimore.

                           ARTICLES OF INCORPORATION

                                       OF

                                 T. J. B., INC.


THIS IS TO CERTIFY:

     FIRST:  That we, the subscribers, WARREN TEITELBAUM, whose post office
     -----
address is 14700 Baugher Drive, Centerville, Virginia; SAM KATZ, whose post office address is 7708 Keppel Place, Clinton, Maryland, 20735; and JOANN TEITELBAUM, whose post office address is 14700 Baugher Drive, Centerville, Virginia, all being at least twenty-one (21) years of age, do, under and by virtue of the General Laws of Maryland, authorizing the formation of corporations, associate ourselves with the intention of forming a corporation.

     SECOND:  That the name of the corporation (which is hereinafter referred to
     ------
and called the "Corporation") is:

                                 T. J. B., INC.

     THIRD:  The purposes for which the Corporation is formed and the business
     -----
or objects to be carried on and promoted by it are as follows:

          a) To create, manufacture, buy, sell, lease, trade, wholesale or retail, bedding supplies, including but not limited to mattresses, bedsprings, sheets and other household furnishings of all forms, shapes and uses.

          b) To manufacture, purchase or otherwise acquire, hold, mortgage, pledge, sell, transfer, or in any manner encumber or dispose of goods, wares, merchandise, implements, and other personal property or equipment of every kind.

          c) To purchase, lease or otherwise acquire, hold, develop, improve, mortgage, sell, exchange, let or in any manner encumber of dispose of real property wheresoever situated.

          d) To carry on and transact for itself or for account of other, the business of general merchants, general brokers, general agents, manufacturers, buyers and sellers of, dealers in, importers and exporters of natural products, raw materials, manufactured products and marketable goods, wares and merchandise of every description.

          e) To purchase, lease or otherwise acquire, all or part of the property, rights, businesses, contracts, goodwill, franchises and assets of every kind, or any corporation, co-partnership or individual (including the estate of a decedent), carrying on or having carried on in whole or in part of any of the aforesaid businesses that the Corporation may be authorized to carry on, and to undertake, guarantee, assume and pay the indebtedness and liabilities thereof, and to pay for any such property, rights, businesses, contracts, goodwill, franchises or assets by the issue, in accordance with the laws of Maryland, of stocks, bonds, or other securities of the Corporation, or otherwise.

          f) To apply for, obtain, purchase, or otherwise acquire any patents, copyrights, licenses, trademarks, tradenames, rights, processes, formulae, and the like, which might be used for any of the purposes of the Corporation; and to use, exercise, develop, grant licenses in respect of, sell and otherwise turn to account, the same.

          g) To purchase or otherwise acquire, hold and re-issue shares of its capital stock of any class; and to purchase, hold, sell, assign, transfer, exchange, lease, mortgage, pledge or otherwise dispose of, any shares of stock, or voting trust certificates for any shares of stock of, or any bonds or other securities or evidences of indebtedness issued or created by, any other corporation or association, organized under the laws of the State of Maryland or of any other state, territory, district, colony or dependency of the United States of America, or of any foreign country; and while the owner or holder of any shares of stock, voting trust certificates, bonds or other obligations to possess and exercise in respect hereof and all rights, powers and privileges of ownership, including the right to vote on any shares of stock so held or owned; and upon a distribution of the assets or a division of the profits of the Corporation to distribute any such shares of stock, voting trust certificates, bonds, or other obligations, or the proceeds thereof, among the stockholders of this Corporation.

          h) To guarantee the payment of dividends upon any shares of stock of or the performance of any contract by, any other corporation or association in which the Corporation has an interest, and to endorse or otherwise guarantee the payment of the principal and interest, or either, of any bonds, debentures, notes, securities or other evidence of indebtedness created or issued by any such corporation or association.

          i) To loan or advance money with or without security, without limit as to amounts and to borrow or raise money for any of the purposes of the Corporation and to issue shares, debentures, notes or other obligations of any nature, and in any manner permitted by law, for money so borrowed or in payment for property purchased, or for any other lawful consideration, and to secure the payment thereof and of the interest thereon, by mortgage upon, or pledge or conveyance of assignment in trust of, the whole of any part of the property of the Corporation, real or personal, including contract rights, whether of the Corporation or thereafter requested, and to sell, pledge, discount or otherwise dispose of such bonds, notes, or other obligations of the Corporation for its corporate purposes.

          j) To carry on any of the businesses heretofore enumerated for itself, or for account of others, or through others for its own account, and to carry on any other business which may be deemed by it to be calculated, directly or indirectly, to effectuate or facilitate the transactions of the aforesaid objects or businesses, or any of them, or any part thereof, or to enhance the value of its property, business or rights.

          k) To carry out all or any part of the aforesaid purposes, and to conduct its business in all or any of its branches in any or all states, territories, districts, colonies and dependencies of the United States of America and in foreign countries; and to maintain offices and agencies, in any or all states, territories, districts, colonies and dependencies of the United States of America and in foreign countries.

     FOURTH:  The post office address of the principal office of the Corporation
     ------
in this State is 7430 Annapolis Road, Landover Hills, Maryland 20784. The name and post office address of the Resident Agent of this Corporation in this State are Sam Katz, 7340 Annapolis Road, Landover Hills, Maryland 20784. Said Resident Agent is an individual actually residing in the State of Maryland.

     FIFTH:  The total number of shares of stock which the Corporation has
     -----
authority to issue is 1,000 all of which shares are of one class and are designated common stock, with no par value.

     SIXTH:  The preferences, qualifications, limitations, restrictions, and
     -----
special or relative rights in respect of the shares of each class are as follows:

          The shares of stock of this Corporation are to be held by each holder thereof upon condition that he will not sell, assign or transfer all or any part of such shares without first, in writing, offering the same for sale to this Corporation, and the Corporation shall have the right to purchase the same, provided it shall give notice in writing to the person offering the same for sale within thirty (30) days after the receipt of such written offer, or if no such offer is made, then the Corporation will have the right to purchase such stock within thirty (30) days after the Corporation has notice of such attempted sale, assignment or transfer. Such offer, notice and acceptance may be given by depositing the same in the post office properly registered and addressed to the Corporation or to such stockholder or his personal representative at his address as it appears upon the books of the Corporation.

          The price to be paid for the stock by the Corporation in the happening of the event or things as prescribed above, shall be the book value of the stock as it appears on the books of the Corporation, as of the time of the last preceding inventory date.

          In case any dispute arises between the stockholder or his legal representative and the Corporation as to the book value of such stock as herein before provided, then such book value shall be ascertained in accordance with the provisions of this Article of the Certificate of Incorporation by a committee of three (3): one to be appointed by the Board of Directors of the Corporation, one by the person whose stock is the question of the sale or dispute (or by his legal representative), and the third, a Certified Public Accountant, to be appointed by the two members appointed. The decisions of two members of such committee shall be conclusive and binding upon the Corporation and the stockholder or his legal representative.

          Compliance with the foregoing terms and conditions with regard to the issuance, holding, sale, assignment or transfer of the shares of stock shall be construed as a condition precedent to the continued ownership or transfer of such shares of stock, and as a limitation upon the holders of capital stock of the Corporation, any future laws of the State of Maryland in any way to the contrary notwithstanding.

     SEVENTH:  The number of Directors of the Corporation shall be three (3),
     -------
which number may be increased pursuant to the By-Laws of the Corporation, but shall never by less than three (3).

The names of the Directors who shall act until the first annual meeting or until their successors are duly chosen and qualified are:

               Warren Teitelbaum
               Sam Katz
               Joann Teitelbaum

     EIGHTH:  The following provisions are hereby adopted for the purpose of
     ------
defining, limiting, and regulating the powers of the Corporation and of the Directors and Stockholders:

          a) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock, for such consideration as said Board of Directors may deem advisable, irrespective of the value or amount of such consideration, but subject to such limitations and restrictions, if any, as may be set forth in the By-Laws of the Corporation.

          b) No contract or other transaction between this Corporation and any other corporation, and no act of this Corporation shall in any way be affected or invalidated by the fact that any of the Directors of this Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation; any directors, individually, or any firm of which any directors may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transactions of this Corporation, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any Director of this Corporation who is also a director or officer of such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this Corporation, which shall authorize any such contract or transaction, with like force and effect as if he were not such Director or officer of such other corporation or not so interested.

          c) The Board of Directors shall have power, subject to any limitations or restrictions herein set forth or imposed by laws to classify or re-classify any unused shares of stock, whether now or hereafter authorized, by fixing or altering any one or more respects, from time to time before issuance of such shares, the preferences, rights, voting powers, restrictions and qualifications of the dividends on, the times and prices of redemptions of, and the conversion of rights of such shares.

          d) The Board of Directors shall have power to declare and authorize the payment of stock dividends, whether or not payable in stock of one class to holders of another class or classes; and shall have authority to exercise, without a vote of stockholders, all powers of the Corporation, whether conferred by law or by these Articles to purchase, lease or otherwise acquire the business, assets, or franchises, in whole or in part, of other corporations or unincorporated business entities.

     NINTH:  The Corporation reserves the right from time to time to make any
     -----
amendment of its charter, new or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the charter, of any outstanding stock.

     IN WITNESS WHEREOF, we have signed these Articles of Incorporation on this 25th day of August, 1978.

WITNESS:

/s/                                 /s/ Warren Teitelbaum
_______________________________     __________________________________ (SEAL)
                                    Warren Teitelbaum

/s/                                 /s/ Sam Katz
_______________________________     __________________________________ (SEAL)
                                    Sam Katz

/s/                                 /s/ Joann Teitelbaum
_______________________________     __________________________________ (SEAL)
                                    Joann Teitelbaum

STATE OF MARYLAND         )
                          : SS:
COUNTY OF PRINCE GEORGE'S )

     I HEREBY CERTIFY that on this 25th day of August, 1978 before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared WARREN TEITELBAUM, who made oath in due form of law that the matters and facts contained in the foregoing Articles of Incorporation are true and correct to the best of his knowledge, information and belief.

                                      /s/
                                      __________________________________________
                                      Notary Public

My Commission Expires:

     (SEAL)



STATE OF MARYLAND         )
                          : SS:
COUNTY OF PRINCE GEORGE'S )

     I HEREBY CERTIFY that on this 25th day of August, 1978 before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared SAM KATZ, who made oath in due form of law that the matters and facts contained in the foregoing Articles of Incorporation are true and correct to the best of his knowledge, information and belief.

                                     /s/
                                     __________________________________________
                                     Notary Public

My Commission Expires:

     (SEAL)

STATE OF MARYLAND        )
                         : SS:
COUNTY OF PRINCE GEORGE'S)

     I HEREBY CERTIFY that on this 25th day of August, 1978 before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared JOANN TEITELBAUM, who made oath in due form of law that the matters and facts contained in the foregoing Articles of Incorporation are true and correct to the best of her knowledge, information and belief.

                                  /s/
                                  __________________________________________
                                  Notary Public

My Commission Expires:

     (SEAL)

             NOTICE OF CHANGE OF RESIDENT AGENT AND AGENT'S ADDRESS

                                       OF

                                 T.J.B., INC.

received for record March 4, 1982, at 8:30 A.M. and recorded on Film No. 2533, Frame No. C1798, one of the charter records of the State Department of Assessments and Taxation of Maryland.

To the clerk of the Circuit court of Prince Georges County

AA No. 20125A

Special Fee Paid      $5.00
Recording Fee Paid    $3.00
                      -----
     Total            $8.00


Mr. Clerk Mail to:  Hodes & Kaplan
                    110-112 East Madison Street
                    Baltimore, Maryland  21202

                                  T.J.B., INC.
                                  ------------

                   INFORMAL ACTION OF THE BOARD OF DIRECTORS
                   -----------------------------------------


     The undersigned, being the Directors of T.J.B., INC., a Maryland corporation, (hereinafter referred to as the "Corporation"), in accordance with
Section 2-408(c) of the Corporations and Associations Article of the Annotated Code of Maryland, do hereby take the actions below set forth, and to evidence their waiver of any right to dissent from such actions, do hereby consent as follows:

     RESOLVED:  That the Corporation's resident agent in the State of Maryland
     --------
     be changed to Paul Bloomberg, an individual actually residing in this State and whose post office address is 110 E. Madison Street, Baltimore, Maryland, 21202; and

     RESOLVED FURTHER:  That the proper officers of the Corporation be and they
     ----------------
     are hereby authorized and directed in the name and on behalf of the Corporation to file with the State Department of Assessments and Taxation of Maryland and any and all instruments and documents deemed necessary or proper in connection therewith; and

     This Informal Action of Directors, where applicable, may be executed in counterparts.

     WITNESS the execution hereof the 2nd day of March, 1982.

WITNESS AS TO ALL:                  BOARD OF DIRECTORS:

/s/                                 /s/ Warren S. Teitelbaum
_______________________________     ______________________________
                                    Warren S. Teitelbaum

                                    /s/ Jerry Lytell
                                    ______________________________
                                    Jerry Lytell

                    NOTICE OF RESIGNATION OF RESIDENT AGENT

                                       OF

                                 T.J.B., INC.


received for record July 12, 1983, at 3:02 P.M. and recorded on Film No. 2593, Frame No. 02782, one of the charter records of the State Department of Assessments and Taxation of Maryland.

To the clerk of the Circuit court of Prince Georges County/66.

AA No. 18795

Special Fee Paid      $5.00
Recording Fee Paid    $3.00
                      -----
     Total            $8.00
70/75


Mr. Clerk Mail to:  Kaplan, Freeland & Schwartz
                    800 N. Charles Street
                    Baltimore, Maryland 21201

               [LETTERHEAD OF KAPLAN, FREELAND & SCHWARTZ, P.C.]


                                 July 12, 1983


CERTIFIED MAIL - RETURN RECEIPT REQUESTED
-----------------------------------------

Mr. Warren S. Teitelbaum,
President
T.J.B., Inc.
623 S. Pickett Street
Alexandria, Virginia  22304

Dear Mr. Teitelbaum:

     Please be advised that I hereby resign as Resident Agent of T.J.B., Inc., a Maryland Corporation. Pursuant to Maryland Annotated Code, Corporations and Associates Article Section 2-108(d)(2)(ii), this resignation is effective ten
(10) days after today's date, since by copy of this letter this resignation has been filed with the Maryland State Department of Assessments and Taxation. You should make arrangements immediately to have another Resident Agent noted for the files of T.J.B., Inc. at the Department of Assessments and Taxation for Maryland.

                                  Sincerely,

                                  KAPLAN, FREELAND & SCHWARTZ, P.C.


                                  Paul Bloomberg
PB:rab

cc:  Maryland State Department of Assessments & Taxation

              NOTICE OF CHANGE OF PRINCIPAL OFFICE AND DESIGNATION
                     OF RESIDENT AGENT AND AGENT'S ADDRESS

                                       OF

                                 T.J.B., INC.


received for record July 27, 1984, at 8:30 A.M. and recorded on Film No. 2660, Frame No. 002669, one of the charter records of the State Department of Assessments and Taxation of Maryland.

To the clerk of the Circuit court of Baltimore  City/74.

AA No. 20454

Special Fee Paid      $5.00
Recording Fee Paid    $3.00
                      -----
     Total            $8.00
70/75


Return to:     Burke, Gerber, Wilen, Francomano & Redding
               9 West Mulberry Street
               Baltimore, Maryland 21201

                                  T.J.B., INC.
                                  ------------

                      RESOLUTION OF THE BOARD OF DIRECTORS
                      ------------------------------------

     The undersigned, being the Directors of T.J.B., Inc., a Maryland corporation (hereinafter referred to as the "Corporation") in accordance with
Section 2-108 of the Corporation and Association Article of the Annotated Code of Maryland, do hereby pursuant to resolutions hereinafter set forth designate and 9 West Mulberry Street, Baltimore, Maryland, 21201, which address shall be designated as the principal office of the Corporation in the State and as evidence their waiver of any right to dissent do hereby consent to the following:

               RESOLVED: That the Corporation does hereby designate John R. Francomano as Resident Agent of the Corporation and 9 West Mulberry Street, Baltimore, Maryland 21201 as the post office address of the Resident Agent and the principal place of business of the Corporation in the State of Maryland, and

               RESOLVED: That a copy of this Resolution shall be executed and filed with the Department of Assessments and Taxation of Maryland and notice of such filing shall be given in writing to the Corporation.


     Witness the execution hereof, this ___ day of July, 1984.

WITNESS:                            BOARD OF DIRECTORS:

/s/                                 /s/ Warren S. Teitelbaum
_____________________________       _______________________________
                                    Warren S. Teitelbaum

/s/                                 /s/ Jerry Lytell
_____________________________       _______________________________
                                    Jerry Lytell

                                    being all of the members of the Board of Directors of T.J.B., Inc.

                             ARTICLES OF AMENDMENT

                                      OF

                                T. J. B., INC.

Approved and received for record by the State Department of Assessments and Taxation of Maryland October 17, 1985 at 11:00 o'clock A.M. as in conformity with law and ordered recorded.

                           _________________________

     Recorded in Liber 2754, Folio 0003453 on the records of the State Department of Assessments and Taxation of Maryland.

                           _________________________

      Organization &              Recording Fee Paid           Special Fee Paid
    Capitalization Paid
       $  20.00                       $20.00                   $---------------


To the Clerk of the Circuit Court of Baltimore City:

     It is hereby certified, that the within instrument, together with all indorsements thereon, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

     As witness my hand and seal of the Department at Baltimore:

                                            /s/
                                          ______________________________________

                                 T.J.B., INC.

                             ARTICLES OF AMENDMENT


     T.J.B., Inc., a Maryland corporation having its principal office in Prince George's County, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                                 ARTICLE FIRST

     The Charter of the Corporation is hereby amended by striking out Article FIFTH and inserting in lieu thereof the following:

     "FIFTH: The total number of shares of stock of all classes which the Corporation has authority to issue is Thirty Thousand (30,))) shares having an aggregate par value of Thirty Thousand Dollars ($30,000) divided into Ten Thousand (10,000) shares of Class A Common stock of the par value of One Dollar ($1.00) per share having an aggregate par value of Ten Thousand Dollars ($10,000); and Twenty Thousand (20,000) shares of Class B Common stock of the par value of One Dollar ($1.00) per share having an aggregate par value of Twenty Thousand Dollars ($20,000)."

                                ARTICLE SECOND

     The charter of the Corporation is hereby further amended by striking out Article SIXTH and inserting in lieu thereof the following:

     "SIXTH: A description of each class of stock of the Corporation with the preferences, voting powers, dividends, qualifications, restrictions, and other rights is as follows:

     (a)  Preferences Upon Liquidation.  In the event of the liquidation,
          ----------------------------
dissolution, or winding up of the affairs of the Corporation (whether voluntary or involuntary):

          (1) The holders of the issued and outstanding shares of the Class A common stock shall be entitled to receive out of the assets available for distribution, before any distributions to the holders of any other lass of stock, a sum equal to one one-hundredth of one percent (0.01%) of the fair market value of the Corporation, determined as of June 30, 1985, per share, and no more. The fair market value of the Corporation as of June 30, 1985 shall be determined by the Board of Directors, by means of a resolution to be filed with the records of this Corporation. Once made, the determination of the Board of Directors shall be final and conclusive, and binding on all persons interested herein.

          (2) The holders of the issued and outstanding shares of the Class B Common stock shall be entitled to receive the remaining assets and share in them pro rata.

     (b)  Voting Rights.
          -------------

          (1) Unless otherwise provided herein or required by applicable law, each share of Class A Common stock shall entitle the holder thereof to one (1) vote in all proceedings in which action shall be taken by stockholders of the Corporation.

          (2) Unless otherwise provided herein or required by applicable law, the Class B Common stock shall be non-voting.

     (c)  No Other Differences.  Except as hereinbefore provided, the Class A
          --------------------
Common stock and the Class B Common stock of the Corporation shall be identical in all respects."

                                 ARTICLE THIRD

     The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation.

                                ARTICLE FOURTH

     (a) The total number of shares of stock of the Corporation heretofore authorized was One Thousand (1,000) shares consisting of Common stock with no par value.

     (b) The total number of shares of all classes of the stock of the Corporation authorized, as increased, is Thirty Thousand (30,000) shares having an aggregate par value of Thirty Thousand Dollars ($30,000) divided into Ten Thousand (10,000) shares of Class A Common stock of the par value of One Dollar ($1.00) per share having an aggregate par value of Ten Thousand Dollars ($10,000); and Twenty Thousand (20,000) shares of Class B Common stock of the par value of One Dollar ($1.00) per share having an aggregate par value of Twenty Thousand Dollars ($20,000). A description of each class of stock of the Corporation, as amended, with the preferences, voting powers, dividends, qualifications, restrictions, and other rights is contained in Articles SECOND and THIRD hereof.

                                 ARTICLE FIFTH

     After the effective date of the amendment contained in Articles SECOND and THIRD hereof, each holder of an outstanding certificate or certificates theretofore representing shares of the Corporation's previously authorized Common stock shall surrender the same to the Corporation and shall receive for each such share of Common stock in exchange therefor certificates representing shares of the Corporation's stock as follows:

     (i)  one hundred (100) shares of Class A Common stock, and

     (ii) ninety-six (96) shares of Class B Common stock.

Upon the surrender and exchange of the Corporation's previously authorized Common stock, all such Common stock then held by the Corporation shall be canceled.

     IN WITNESS WHEREOF, T.J.B., Inc. has caused these presents to be signed in its name and on its behalf by its President and attested by its secretary on this 2nd day of October, 1985.

ATTEST:                               T.J.B., INC.

                                      /s/ Warren S. Teitelbaum
________________________________      --------------------------------
                                      Warren S. Teitelbaum,
Secretary                             President

     THE UNDERSIGNED, President of T.J.B., Inc., who executed on behalf of said Corporation, the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                      /s/ Warren S. Teitelbaum
                                      --------------------------------
                                      Warren S. Teitelbaum,
                                      President

                     ARTICLES OF AMENDMENT AND RESTATEMENT

                                      OF

                                T. J. B., INC.

Approved and received for record by the State Department of Assessments and Taxation of Maryland March 13, 1987 at 10:59 o'clock A.M. as in conformity with law and ordered recorded.

                           ________________________


       Organization &             Recording Fee Paid        Special Fee Paid
    Capitalization Paid
         $  20.00                      $  20.00              $----------------


To the Clerk of the Circuit Court of Baltimore City:

     It is hereby certified, that the within instrument, together with all indorsements thereon, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

                                 T.J.B., INC.

                     ARTICLES OF AMENDMENT AND RESTATEMENT
                     -------------------------------------


     T.J.B., INC., a Maryland corporation (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland as follows:

     FIRST: The Corporation desires to amend and restate its Article of Incorporation as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all the provisions of the Articles of Incorporation of the Corporation currently in effect.

     SECOND: The Articles of Incorporation of the Corporation are amended by these Articles of Amendment and Restatement by deleting, in their entirety, all of the provisions of the Articles of Incorporation and by inserting, in lieu thereof, the following provisions:

          "FIRST: The name of the Corporation (which is hereinafter called the "Corporation") is "T.J.B., INC.".

          "SECOND:  The purposes for which the Corporation is formed are:

               (a) To create, manufacture, buy, sell, lease and trade, wholesale or retail, bedding supplies, including but not limited to mattresses, bedsprings, sheets and other household furnishings of all forms, shapes and uses.

               (b)  To engage in any other lawful purpose and/or business;

               (c) and to have all powers permitted by Section 2-103 of the Corporations and Associations Articles of the Maryland Annotated Code,
                                                                 --------------
          as amended from time to time".

          "THIRD: The address of the principal office of the Corporation in this State is 9 West Mulberry Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation are John R. Francomano, 9 West Mulberry Street, Baltimore, Maryland 21201; and the said resident agent is a citizen of the State and actually resides therein.

          "FOURTH: The total number of shares of capital authorized stock which the Corporation has authority to issue is five thousand (5,000) shares, all of one class. The shares of capital stock are without par value.

          "FIFTH: The corporation shall have three (3) directors, and Warren Teitelbaum, Sam Katz and Steven Lytell shall act as such until their successors are chosen and qualified. The number of directors of the Corporation may be increased or decreased pursuant to the By-Laws of the Corporation but shall never be less than three (3).

          "SIXTH: The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of fully paid and non-assessable shares, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable. The Board of Directors by resolution, shall state its opinion of the actual value of any consideration other than money for which it authorizes shares of stock of the Corporation to be issued.

          "SEVENTH:  The duration of the Corporation shall be perpetual."

     THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation, pursuant to Section 2-408(c) of the Corporations and Associations Article of the Maryland Annotated Code, the Board of Directors
                                         --------------
of the Corporation approved this Amendment and Restatement of the Articles of Incorporation of the Corporation. By written informal action, unanimously taken by the stockholders of the Corporation, pursuant to Section 2-505 of the Corporations and Associations Article of the Maryland Annotated Code, the
                                                      --------------
stockholders of the Corporation approved this Amendment and Restatement of the Articles of Incorporation of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunder affixed and attested by its Secretary on December 1, 1986, and the President acknowledges that these Articles of Amendment and Restatement are the act and deed of the Corporation and, under the penalties of perjury, that the matters set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

ATTEST:                              T.J.B., INC.

/s/ Steven Lytell                    /s/ Warren S. Teitelbaum
----------------------------         ---------------------------------------
Steven Lytell, Secretary             Warren S. Teitelbaum, President
Corporate Seal

                      CHANGE OF RESIDENT AGENT'S ADDRESS
                                      OF
                                T. J. B., INC.

Approved and received for record by the State Department of Assessments and Taxation of Maryland October 29, 1992 at 10:39 o'clock A.M. as in conformity with law and ordered recorded.

                           ________________________

       Organization &            Recording Fee Paid        Special Fee Paid
    Capitalization Paid
       $                              $  10.00              $-------------


                           ________________________
                                   D0984435

To the Clerk of the Court of Baltimore City:

     It is hereby certified, that the within instrument, together with all indorsements thereon, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

                                 RETURN TO:
                                 FRANCOMANO KARPOOK & SIEMS
                                 ATTN:  JOHN FRANCOMANO
                                 20 SOUTH CHARLES ST.
                                 BALTIMORE, MD. 2120-1-1217

                  [LETTERHEAD OF FRANCOMANO, KARPOOK & SIEMS]

                               October 27, 1992


                            CERTIFIED MAIL, RETURN
                               RECEIPT REQUESTED

State of Maryland
Department of Assessment & Taxation
301 West Preston Street
Baltimore, Maryland  21201

     Re:  Change of Address for
          Resident Agent for T.J.B., Inc.

Dear Sir:

Notice is hereby given by the undersigned of the change of his post office address from a West Mulberry Street, Baltimore, Maryland as resident agent of T.J.B., Inc. to address on this stationery take effect on September 1, 1992.

                                            Very truly yours,


                                            John R. Francomano
JRF:rm

                 Written Consent in Lieu of a Special Meeting
                         of The Board of Directors of
                                 T.J.B., Inc.


     The undersigned, being all the members of the Board of Directors of T.J.B., Inc. (the Company), a Maryland corporation, acting by written consent in accordance with the Maryland General Corporation Law, hereby approve the following resolutions:

          Resolved, That the name and address of the resident agent [and the principal office address] of the Corporation in the State of Maryland (formerly John R. Francomano, 20 South Charles Street, Baltimore, Maryland 21201) shall henceforth be The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202, [resident agent, and 4822 Fallard Ct., Upper Marlboro, MD 20772, principal office].

          Resolved Further, That the officers and agents of the Corporation are hereby authorized and directed to take all actions required to effectuate the foregoing resolutions, including filing of the proper form or forms with the Maryland State Department of Assessments and Taxation.

 Dated:     4/25/97                      /s/ Warren S. Tietelbaum
       ____________________, 1997        -----------------------------------
                                         Warren S. Teitelbaum


 Dated:     4/25/97                      /s/ Steven Lytell
       ____________________, 1997        -----------------------------------
                                         Steven Lytell

            CHANGE OF RESIDENT AGENT & ADDRESS AND PRINCIPAL OFFICE
                                      OF
                                T.J.B., INC.


Approved and received for record by the State Department of Assessments and Taxation of Maryland May 9, 1997 at 8:00 o'clock A.M. as in conformity with law and ordered recorded.

                            _______________________


       Organization &            Recording Fee Paid         Special Fee Paid
    Capitalization Paid
       $                             $  10.00                $-------------


                            _______________________
                                   D0984435

     It is hereby certified, that the within instrument, together with all indorsements thereon, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

                    ARENT FOX KITNER PLOTKIN & KAHN
                    BETH MCCARTNEY
                    1050 CONNECTICUT AVENUE, NW
                    WASHINGTON DC  20036-5339

                              ARTICLES OF MERGER
                                      OF
                      T.J. MERGER SUBSIDIARY CORPORATION
                                 (A MD CORP.)
                                     INTO
                                T.J.B., INC.
                             (A MD CORP.) SURVIVOR

Approved and received for record by the State Department of Assessments and Taxation of Maryland July 1, 1997 at 3:01 o'clock P.M. as in conformity with law and ordered recorded.


                            _______________________


       Organization &            Recording Fee Paid         Special Fee Paid
    Capitalization Paid
       $                             $  20.00                $-------------



                            _______________________
                                    D0984435

     It is hereby certified, that the within instrument, together with all indorsements thereon, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

                    MCGUIRE, WOODS, BATTLE & BOOTHE
                    CECIL E. MARTIN, III
                    BLAUSTEIN BLDG.,
                    ONE NORTH CHARLES ST.
                    BALTIMORE MD  21201-3793

                              ARTICLES OF MERGER

                                    Merging

                      TJB MERGER SUBSIDIARY CORPORATION,
                   (a corporation of the State of Maryland),
                                     into

                                 T.J.B., INC.
                   (a corporation of the State of Maryland)


                                   ARTICLE I

     The terms and conditions of the Merger Agreement and Plan of Reorganization (the "Merger Agreement") are as follows:

     1. The name of each party to the merger (a "Constituent Corporation") or collectively, the "Constituent Corporations") and the place of its incorporation are as follows:


         Name of Corporation                           Jurisdiction
-------------------------------------      ------------------------------------
        TJB Merger Subsidiary                            Maryland
      Corporation ("Merger Sub")

         T.J.B., Inc. ("TJB")                            Maryland


     2. Merger Sub and TJB agree that Merger Sub shall be merged into TJB, and that TJB shall be the successor corporation of the merger.

     3. The effective time of the merger is 11:59 p.m., eastern time, on July 1, 1997 (the "Effective Time").

     4. TJB's Articles of Incorporation and By-laws as they exist on the Effective Time shall be and remain the Articles of Incorporation and By-laws of the surviving corporation until such Articles of Incorporation or By-laws shall be amended as therein provided.

     5. Upon the Effective Time, each outstanding share of the common stock of Merger Sub shall be canceled and converted into the right to receive one share of the common stock of TJB, and each outstanding share of the common stock of TJB shall be canceled and converted into the right to receive 75.0937778 shares of the common stock of Heilig-Meyers Company, a Virginia corporation, and $18.90 cash in lieu of fractional shares.

                                  ARTICLE TWO

     The total number of shares of all classes that each of the Constituent Corporations has authority to issue, the number of shares of stock of each class, the par value of the shares of stock of each class or a statement that the shares are without par value, the aggregate par value of all the shares of all classes where the shares of stock have par value, and the designation and number of outstanding shares entitled to vote, are as follows:

===============================================================================
                 Total No.
                 Authorized                                      No. Shares
                Shares, All         Par         Aggregate     Outstanding and
Corporation       Classes       Value/Share     par Value     Entitled to Vote
-------------------------------------------------------------------------------
Merger Sub      5000            $.01            $50.00          100
                one class
-------------------------------------------------------------------------------
TJB             5000            no par value        --        4,500
                one class
===============================================================================

                                 ARTICLE THREE

     The terms and conditions of the Merger Agreement were advised, authorized, and approved by each Constituent Corporation in the manner and by the vote required by its charter and the laws of the State of Maryland, and the merger is permitted by the laws of the State of Maryland. The manner of approval was as follows:

     The Merger Agreement was duly adopted by resolutions of the boards of directors and shareholders of each of the Constituent Corporations by unanimous written consent in lieu of special meetings, dated as of June 20, 1997 with respect to Merger Sub's Board of Directors, July 1, 1997 with respect to Merger Sub's Shareholders, and June 30, 1997 with respect to TJB's Board of Directors and Shareholders. Such written consents are filed with the records of the meetings of the Boards of directors and the shareholders, respectively, of Merger Sub and TJB.

                                 ARTICLE FOUR

     1. TJB's principal office within the State of Maryland is located at 9822 Fallard Court, Upper Marlboro, Maryland 20772. The name and address of TJB's resident agent in the State of Maryland is John R. Francomano, Francomano, Karpook & Siems, 20 South Charles Street, Sun Life Building, Baltimore, Maryland 21201.

     2. Merger Sub's principal office within the State of Maryland is located at c/o McGuire, Woods, Battle & Boothe, L.L.P., 1300 Blaustein Building, One North Charles Street, Baltimore, Maryland 21201. The name and address of Merger Sub's registered agent in the State of Maryland is Cecil F. Martin, III, McGuire, Woods, Battle & Boothe, L.L.P., 1300 Blaustein Building, One North Charles Street, Baltimore, Maryland 21201. Merger Sub does not own an interest in land in Maryland the title to which could be affected by the recording of an instrument among the land records.

     IN WITNESS WHEREOF, each of the corporations party to this merger has caused these Articles of Merger to be executed in its name by its President, and attested by its Secretary, dated as of the [1st] day of [July], 1997.

                                          TJB MERGER SUBSIDIARY CORPORATION
                                          a Maryland corporation

ATTEST:

       /s/ Paige H. Wilson                       /s/ William E. Helms
By:    ------------------------           By:    -------------------------
Name:  [Paige H. Wilson]                  Name:  [William E. Helms]
Title: [Secretary]                        Title: [Sr. Vice Pres.]


                                          T.J.B., INC.
                                          a Maryland corporation

ATTEST:
       /s/ Jon M. Studner                         /s/ Thomas J. Budsock
By:    ________________________           By:    ________________________
Name:  Jon M. Studner                     Name:  Thomas J. Budsock
Title: Secretary                          Title: Vice President-Finance and
                                                 Treasurer

     THE UNDERSIGNED, Senior Vice President of TJB Merger Subsidiary Corporation, a Maryland corporation, who executed on behalf of such corporation the foregoing Articles of Merger of which this certificate is made a party, hereby acknowledges in the name of and on behalf of such corporation, the foregoing Articles of Merger to be the corporate act of such corporation and hereby certificates that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                         /s/ William E. Helms
                                    By:  ------------------------------------
                                         William E. Helms
                                         Senior Vice President


     THE UNDERSIGNED, Vice President-Finance and Treasurer of T.J.B., Inc., a Maryland corporation, who executed on behalf of such corporation the foregoing Articles of Merger of which this certificate is made a party, hereby acknowledges in the name of and on behalf of such corporation, the foregoing Articles of merger to be the corporate act of such corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                         /s/ Thomas J. Budsock
                                    By:  ------------------------------------
                                         Thomas J. Budsock
                                         Vice President-Finance and Treasurer

                      CHANGE OF ADDRESS OF RESIDENT AGENT


The Corporation Trust Incorporated hereby submits the following for the purpose of changing the address of the resident agent for the business entities on the attached list:

1.   The name of the resident agent is The Corporation Trust Incorporated.

2.   The old address of the resident agent is:

          32 South Street
          Baltimore, Maryland  21202

3.   The new address of the resident agent is:

          300 East Lombard Street
          Baltimore, Maryland  21202

4. Notice of the above changes are being sent to the business entities on the attached list.

5. The above changes are effective when this document is filed with the Department of Assessments and Taxation.

/s/ Kenneth J. Uva
-------------------------
Kenneth J. Uva
Assistant Secretary

                           ARTICLES OF INCORPORATION

                                      OF

                                T. J. B., INC.


approved and received for record by the State Department of Assessments and Taxation of Maryland October 10, 1978 at 8:30 o'clock A.M. as in conformity with law and ordered recorded.


                           ________________________


Bonus tax paid $ 20.00 Recording fee paid $26.00 Special Fee paid $_____________

                           ________________________

To the clerk of the Circuit Court of Prince Georges County

     IT IS HEREBY CERTIFIED, that the within instrument, together with all indorsements thereon, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

     AS WITNESS my hand and seal of the said Department at Baltimore.

                           ARTICLES OF INCORPORATION

                                      OF

                                T. J. B., INC.
THIS IS TO CERTIFY:

     FIRST:  That we, the subscribers, WARREN TEITELBAUM, whose post office
     -----
address is 14700 Baugher Drive, Centerville, Virginia; SAM KATZ, whose post office address is 7708 Keppel Place, Clinton, Maryland, 20735; and JOANN TEITELBAUM, whose post office address is 14700 Baugher Drive, Centerville, Virginia, all being at least twenty-one (21) years of age, do, under and by virtue of the General Laws of Maryland, authorizing the formation of corporations, associate ourselves with the intention of forming a corporation.

     SECOND:  That the name of the corporation (which is hereinafter referred to
     ------
and called the "Corporation") is:

                                T. J. B., INC.

     THIRD:  The purposes for which the Corporation is formed and the business
     -----
or objects to be carried on and promoted by it are as follows:

          a) To create, manufacture, buy, sell, lease, trade, wholesale or retail, bedding supplies, including but not limited to mattresses, bedsprings, sheets and other household furnishings of all forms, shapes and uses.

          b) To manufacture, purchase or otherwise acquire, hold, mortgage, pledge, sell, transfer, or in any manner encumber or dispose of goods, wares, merchandise, implements, and other personal property or equipment of every kind.

          c) To purchase, lease or otherwise acquire, hold, develop, improve, mortgage, sell, exchange, let or in any manner encumber of dispose of real property wheresoever situated.

          d) To carry on and transact for itself or for account of other, the business of general merchants, general brokers, general agents, manufacturers, buyers and sellers of, dealers in, importers and exporters of natural products, raw materials, manufactured products and marketable goods, wares and merchandise of every description.

          e) To purchase, lease or otherwise acquire, all or part of the property, rights, businesses, contracts, goodwill, franchises and assets of every kind, or any corporation, co-partnership or individual (including the estate of a decedent), carrying on or having carried on in whole or in part of any of the aforesaid businesses that the Corporation may be authorized to carry on, and to undertake, guarantee, assume and pay the indebtedness and liabilities thereof, and to pay for any such property, rights, businesses, contracts, goodwill, franchises or assets by the issue, in accordance with the laws of Maryland, of stocks, bonds, or other securities of the Corporation, or otherwise.

          f) To apply for, obtain, purchase, or otherwise acquire any patents, copyrights, licenses, trademarks, tradenames, rights, processes, formulae, and the like, which might be used for any of the purposes of the Corporation; and to use, exercise, develop, grant licenses in respect of, sell and otherwise turn to account, the same.

          g) To purchase or otherwise acquire, hold and re-issue shares of its capital stock of any class; and to purchase, hold, sell, assign, transfer, exchange, lease, mortgage, pledge or otherwise dispose of, any shares of stock, or voting trust certificates for any shares of stock of, or any bonds or other securities or evidences of indebtedness issued or created by, any other corporation or association, organized under the laws of the State of Maryland or of any other state, territory, district, colony or dependency of the United States of America, or of any foreign country; and while the owner or holder of any shares of stock, voting trust certificates, bonds or other obligations to possess and exercise in respect hereof and all rights, powers and privileges of ownership, including the right to vote on any shares of stock so held or owned; and upon a distribution of the assets or a division of the profits of the Corporation to distribute any such shares of stock, voting trust certificates, bonds, or other obligations, or the proceeds thereof, among the stockholders of this Corporation.

          h) To guarantee the payment of dividends upon any shares of stock of or the performance of any contract by, any other corporation or association in which the Corporation has an interest, and to endorse or otherwise guarantee the payment of the principal and interest, or either, of any bonds, debentures, notes, securities or other evidence of indebtedness created or issued by any such corporation or association.

          i) To loan or advance money with or without security, without limit as to amounts and to borrow or raise money for any of the purposes of the Corporation and to issue shares, debentures, notes or other obligations of any nature, and in any manner permitted by law, for money so borrowed or in payment for property purchased, or for any other lawful consideration, and to secure the payment thereof and of the interest thereon, by mortgage upon, or pledge or conveyance of assignment in trust of, the whole of any part of the property of the Corporation, real or personal, including contract rights, whether of the Corporation or thereafter requested, and to sell, pledge, discount or otherwise dispose of such bonds, notes, or other obligations of the Corporation for its corporate purposes.

          j) To carry on any of the businesses heretofore enumerated for itself, or for account of others, or through others for its own account, and to carry on any other business which may be deemed by it to be calculated, directly or indirectly, to effectuate or facilitate the transactions of the aforesaid objects or businesses, or any of them, or any part thereof, or to enhance the value of its property, business or rights.

          k) To carry out all or any part of the aforesaid purposes, and to conduct its business in all or any of its branches in any or all states, territories, districts, colonies and dependencies of the United States of America and in foreign countries; and to maintain offices and agencies, in any or all states, territories, districts, colonies and dependencies of the United States of America and in foreign countries.

     FOURTH:  The post office address of the principal office of the Corporation
     ------
in this State is 7430 Annapolis Road, Landover Hills, Maryland 20784. The name and post office address of the Resident Agent of this Corporation in this State are Sam Katz, 7340 Annapolis Road, Landover Hills, Maryland 20784. Said Resident Agent is an individual actually residing in the State of Maryland.

     FIFTH:  The total number of shares of stock which the Corporation has
     -----
authority to issue is 1,000 all of which shares are of one class and are designated common stock, with no par value.

     SIXTH:  The preferences, qualifications, limitations, restrictions, and
     -----
special or relative rights in respect of the shares of each class are as follows:

          The shares of stock of this Corporation are to be held by each holder thereof upon condition that he will not sell, assign or transfer all or any part of such shares without first, in writing, offering the same for sale to this Corporation, and the Corporation shall have the right to purchase the same, provided it shall give notice in writing to the person offering the same for sale within thirty (30) days after the receipt of such written offer, or if no such offer is made, then the Corporation will have the right to purchase such stock within thirty (30) days after the Corporation has notice of such attempted sale, assignment or transfer. Such offer, notice and acceptance may be given by depositing the same in the post office properly registered and addressed to the Corporation or to such stockholder or his personal representative at his address as it appears upon the books of the Corporation.

          The price to be paid for the stock by the Corporation in the happening of the event or things as prescribed above, shall be the book value of the stock as it appears on the books of the Corporation, as of the time of the last preceding inventory date.

          In case any dispute arises between the stockholder or his legal representative and the Corporation as to the book value of such stock as herein before provided, then such book value shall be ascertained in accordance with the provisions of this Article of the Certificate of Incorporation by a committee of three (3): one to be appointed by the Board of Directors of the Corporation, one by the person whose stock is the question of the sale or dispute (or by his legal representative), and the third, a Certified Public Accountant, to be appointed by the two members appointed. The decisions of two members of such committee shall be conclusive and binding upon the Corporation and the stockholder or his legal representative.

          Compliance with the foregoing terms and conditions with regard to the issuance, holding, sale, assignment or transfer of the shares of stock shall be construed as a condition precedent to the continued ownership or transfer of such shares of stock, and as a limitation upon the holders of capital stock of the Corporation, any future laws of the State of Maryland in any way to the contrary notwithstanding.

     SEVENTH:  The number of Directors of the Corporation shall be three (3),
     -------
which number may be increased pursuant to the By-Laws of the Corporation, but shall never by less than three (3). The names of the Directors who shall act until the first annual meeting or until their successors are duly chosen and qualified are:

               Warren Teitelbaum

               Sam Katz
               Joann Teitelbaum

     EIGHTH:  The following provisions are hereby adopted for the purpose of
     ------
defining, limiting, and regulating the powers of the Corporation and of the Directors and Stockholders:

          a) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock, for such consideration as said Board of Directors may deem advisable, irrespective of the value or amount of such consideration, but subject to such limitations and restrictions, if any, as may be set forth in the By-Laws of the Corporation.

          b) No contract or other transaction between this Corporation and any other corporation, and no act of this Corporation shall in any way be affected or invalidated by the fact that any of the Directors of this Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation; any directors, individually, or any firm of which any directors may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transactions of this Corporation, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any Director of this Corporation who is also a director or officer of such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this Corporation, which shall authorize any such contract or transaction, with like force and effect as if he were not such Director or officer of such other corporation or not so interested.

          c) The Board of Directors shall have power, subject to any limitations or restrictions herein set forth or imposed by laws to classify or re-classify any unused shares of stock, whether now or hereafter authorized, by fixing or altering any one or more respects, from time to time before issuance of such shares, the preferences, rights, voting powers, restrictions and qualifications of the dividends on, the times and prices of redemptions of, and the conversion of rights of such shares.

          d) The Board of Directors shall have power to declare and authorize the payment of stock dividends, whether or not payable in stock of one class to holders of another class or classes; and shall have authority to exercise, without a vote of stockholders, all powers of the Corporation, whether conferred by law or by these Articles to purchase, lease or otherwise acquire the business, assets, or franchises, in whole or in part, of other corporations or unincorporated business entities.

     NINTH:  The Corporation reserves the right from time to time to make any
     -----
amendment of its charter, new or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the charter, of any outstanding stock.

     IN WITNESS WHEREOF, we have signed these Articles of Incorporation on this 25th day of August, 1978.

WITNESS:

                                      /s/ Warren Teitelbaum
---------------------------------     ----------------------------------(SEAL)
                                      Warren Teitelbaum

                                      /s/ Sam Katz
---------------------------------     ----------------------------------(SEAL)
                                      Sam Katz

                                      /s/ Joann Teitelbaum
---------------------------------     ----------------------------------(SEAL)
                                      Joann Teitelbaum

STATE OF MARYLAND         )
                          : SS:
COUNTY OF PRINCE GEORGE'S )

     I HEREBY CERTIFY that on this 25th day of August, 1978 before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared WARREN TEITELBAUM, who made oath in due form of law that the matters and facts contained in the foregoing Articles of Incorporation are true and correct to the best of his knowledge, information and belief.

                                          /s/
                                        ________________________________________
                                        Notary Public

My Commission Expires:

     (SEAL)



STATE OF MARYLAND         )
                          : SS:
COUNTY OF PRINCE GEORGE'S )

     I HEREBY CERTIFY that on this 25th day of August, 1978 before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared SAM KATZ, who made oath in due form of law that the matters and facts contained in the foregoing Articles of Incorporation are true and correct to the best of his knowledge, information and belief.

                                          /s/
                                        ________________________________________
                                        Notary Public

My Commission Expires:

     (SEAL)

STATE OF MARYLAND         )
                          : SS:
COUNTY OF PRINCE GEORGE'S )

     I HEREBY CERTIFY that on this 25th day of August, 1978 before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared JOANN TEITELBAUM, who made oath in due form of law that the matters and facts contained in the foregoing Articles of Incorporation are true and correct to the best of her knowledge, information and belief.

                                          /s/
                                        ________________________________________
                                        Notary Public

My Commission Expires:

     (SEAL)